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                                                                   EXHIBIT 10.26


Comerica Bank-California                              75 East Trimble Road
                                                      San Jose, California 95131
                                                      (408) 556 5000


                    MODIFICATION TO LOAN & SECURITY AGREEMENT

     This Second Modification to Revolving Loan & Security Agreement (this Modification") is entered into by and between Versant Object Technology Corporation ("Borrower") and Comerica Bank-California ("Bank") as of this 11th day of August, 1998 at San Jose, California.

                                    RECITALS

     A. Bank and Borrower have previously entered into or are concurrently herewith entering into a Revolving Loan & Security Agreement (Accounts & Inventory) (the "Agreement") dated May 15, 1997.

     B. Borrower has requested, and Bank has agreed, to modify the Agreement as set forth below.

                                    AGREEMENT

     For good and valuable consideration, the parties agree as set forth below:

     Incorporation by Reference The Agreement as modified hereby and the Recitals are incorporated herein by this reference.

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          Section 1.12
                               (c) Accounts with respect to which the account debtor is not a resident of the United States, allowing 80% and up to $2,000,000.00 advance against Foreign Accounts Receivable include FCIA insurance, subject to new equity raised.

          Section 6.17b                   Tangible Effective Net Worth in
                                          an amount not less than $7,000,000.00,
                                          to increase by 50% of quarterly net
                                          profit after tax and 100% of any
                                          equity and subordinated debt raised.

          Section 6.17d a quick ratio of cash plus securities plus Receivables to Current
                                          Liabilities of greater than 1.30:1.00.

          Section 6.17e                   a ratio of Total Liabilities
                                          (less debt subordinated to Bank) to
                                          Tangible Effective Net Worth of less
                                          than 1.30:1.00.
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          Section 6.17f                   a ratio of Cash Flow to Fixed Charges
                                          is suspended until March 31, 1999.

          Section 6.17m Operating Profit of greater than ($2,000,000.00) for quarter ending September 30, 1998; greater than ($500,000.00) for quarter ending December 31, 1998, including write-offs for Soft Mountain acquisition up to $1,500,000.00.

          Section 6.17n Minimum $5,000,000.00 new Equity to be raised by September 15, 1998

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     Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

     Integration This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

     IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

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BORROWER:

VERSANT OBJECT TECHNOLOGY CORPORATION                COMERICA BANK-CALIFORNIA

BY.                                                  BY.
   ---------------------------------                     ---------------------------------

TITLE:  CFO                                          TITLE:  ALAN JEPSEN, VICE PRESIDENT
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